EXHIBIT 23.1


                  Consent of Whiteford, Taylor & Preston L.L.P.
                    (Contained in Exhibit 5.1 filed herewith)


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                                  EXHIBIT 23.2

                          CONSENT OF STEGMAN & COMPANY


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                                                          Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement of Essex Corporation on Form S-8 (the "Registration Statement") of our report dated March 16, 2000 on our audits of the financial statements of Essex Corporation as of December 26, 1999 and December 27, 1998 which report appears in the Essex Corporation 1999 Annual Report on Form 10-KSB.

                                                              STEGMAN & COMPANY

Baltimore, Maryland
March 15, 2001